UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
         --------------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 14, 2005

                          MEDISCIENCE TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)

       NEW JERSEY                     0-7405                     22-1937826
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)



1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey           08003
        (Address of principal executive offices)                   (Zip Code)

      (Registrant's telephone number, including area code): (856) 428-7952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On March 14, 2005 registrant engaged auditors Cogan Sklar, LLP, 150 Monument Road, Suite 500, Bala Cynwyd, Pennsylvania 19004 for professional services for Mediscience Technology Corp. for the year ended February 28, 2005. Cogan Sklar LLP is registered and approved by the Public Company Oversight Board and is independent with respect to registrant within the meaning of the Securities Acts administered by the Securities and Exchange commission and the requirements of the Independence Standards Board.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

    Exhibit 16.    Registrants Executed Engagement letter of
                   Cogan Sklar LLP dated March 14, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2005             MEDISCIENCE TECHNOLOGY CORP.
                                          (Registrant)

                                  By:  /s/ Peter Katevatis
                                       -------------------
                                           Peter Katevatis
                                           Chairman and Chief Executive Officer